ASSIGNMENT OF NOTE AND LIENS


This ASSIGNMENT OF NOTE AND LIENS (the "Assignment") is made on this 30th day of June 2003 by ELIN CORPORATION; (herein referred to as "Assignor"), in favor of HENRY S. MELLON and EXIM CORPORATION (herein collectively referred to as "Assignees") and consented and agreed to by VISEON, INC. (herein referred to as "Borrower")

                                   BACKGROUND

1. Assignor is the owner and holder of the debt (the "Loan") and liens (the "Liens") evidenced by those certain loan documents more particularly described on Schedule 1, executed by Viseon, Inc., in favor of Silicon Valley Bank (hereinafter collectively referred to as the "Documents"). Copies of the Documents are attached hereto as Exhibit "A" and incorporated herein by this reference as if fully set forth verbatim.

2. Assignor acquired the Loan, Liens and Documents from Silicon Valley Bank as a result of an assignment of note and liens executed by and between Assignor and Silicon Valley Bank on or about the 26th day of June 2003 (a true and correct copy of which is attached hereto as Exhibit "B" and incorporated herein by this reference as if fully set forth verbatim.)

3. For valuable consideration paid by Assignees to Assignor, the receipt and sufficiency of which is hereby acknowledged, Assignor agrees to absolutely assign the Loan, the Liens and the Documents to Assignees, on the terms and conditions more particularly set forth below.

                              OPERATIVE PROVISIONS

NOW THEREFORE, for and in consideration of the mutual premises herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Assignor, Assignees and Borrower hereby agree as follows:

A. Payment of Purchase Price. Concurrently with its execution of this Assignment, Assignees shall pay to Assignor the sum of Two Hundred Three Thousand and No/100 Dollars ($203,000) (the "Purchase Price") by wire transfer, cashier's check, or other readily available funds.

B. Ratification. Borrower hereby consents to the assignment of the Loan, Liens and Documents from Assignor to Assignees, and ratifies and confirms the Documents in favor of Assignees. Borrower hereby acknowledges that the Documents create a valid and enforceable first priority lien on all of its assets in favor of Assignees. Borrower represents and warrants to Assignees that the Documents are valid and enforceable against Borrower in accordance with their terms.

E. Assignment of Loan. Effective upon receipt of the Purchase Price, subject to the terms and conditions of this Assignment, Assignor hereby grants, assigns, conveys, transfers, and sets over to Assignees, all of Assignor's right, title and interest in the Documents, including all of Assignor's right to receive payments of principal and interest under the Documents and all liens and security interests created by the Documents. The assignment effected hereby is made without representation, recourse or warranty, except as expressly stated herein. Assignees hereby accept the assignment set forth herein.

F. Representations and Warranties of Assignor. Assignor represents and warrants that Assignor is the legal and equitable owner of the Documents with full power to sell and assign the same. Except as provided in the preceding sentence, this Assignment is being made without recourse, and without any representation or warranty of any kind, including, but not limited to, the enforceability or collectibility of the Loan or the Documents or compliance with any applicable laws or regulations. By its acceptance of this Assignment, Assignees acknowledge and agree that neither of them is relying presently and shall not be entitled to rely on in the future any representations or warranties by Assignor, and hereby irrevocably releases and waives any and all rights to any claims, damages, or causes of action against Assignor.

G. Representations and Warranties of Borrower. The Documents are valid and enforceable against Borrower in accordance with their terms.

H. Representations, Warranties and Covenants of Assignees. Each Assignee represents, warrants and covenants to Assignor the following:

         (a) Neither Assignee has any claims, rights or recourse against Assignor arising from or in any way related to this Agreement or the Loan Documents and, except with respect to the obligations created by, acknowledged, or arising out of this Assignment, to the extent either Assignee has or may have any such claims, rights or recourse against Assignor, each Assignee fully releases Assignor from and against any and all liability, intends this Assignment to be a full and final accord and satisfaction of any such claims.

         (b) Each Assignee has conducted its own investigation and analysis of the Borrower and the Loan Documents and is not relying on any representations or warranties of Assignor, except for those representations and warranties specifically made by Assignor in this Aaaignment.

I. Successors and Assigns. This Assignment shall inure to the benefit of the successors, and assigns of Assignor, Assignee and Borrower, and be binding upon the successors and assigns of Assignor, Assignee and Borrower.

J. Indemnity and Hold Harmless. BORROWER AND ASSIGNEE WILL EACH INDEMNIFY, DEFEND AND HOLD HARMLESS ASSIGNOR AND ITS OFFICERS, EMPLOYEES AND AGENTS
AGAINST: (A) ALL OBLIGATIONS, DEMANDS, CLAIMS, AND LIABILITIES ASSERTED BY ANY OTHER PARTY IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE DOCUMENTS AND THIS AGREEMENT; AND (B) ALL LOSSES OR EXPENSES INCURRED, OR PAID BY ASSIGNOR FROM, FOLLOWING, OR CONSEQUENTIAL TO TRANSACTIONS AMONG ASSIGNOR ON THE ONE HAND AND EITHER BORROWER OR ASSIGNEES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES), EXCEPT FOR LOSSES CAUSED BY ASSIGNOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

K. Further Assurances. Assignor and Assignees shall at their own cost and expense execute, acknowledge, file, and record such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to carry out the intent and purposes of this Assignment including, without limitation, the preparation, execution, and filing of all applicable forms pursuant to the Uniform Commercial Code in all applicable jurisdictions.

L. Attorneys' Fees. Should any party hereto reasonably retain counsel for the purposes of enforcing or preventing the breach of any provision hereof, including, but not limited to, the instituting of any action or proceeding to enforce any provision hereof, for damages for reason of any alleged breach of any provision hereof, for declaration of such party's rights or obligations hereunder, or for any other judicial or equitable remedy, then, if said matter is settled by judicial determination (which term includes arbitration), the prevailing party, whether at trial or on appeal, shall be entitled to reimbursement by the losing party to the prevailing party for all costs and expenses incurred thereby, including, but not limited to reasonable attorneys', accountants' and appraisers' fees.

M. Binding on Heirs and Successors. This Assignment shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

N. Entire Agreement, Modification, Waiver. This Assignment contains the entire agreement of the parties relating to the subject matter hereof. Any oral representations, supplements or modifications concerning this Assignment shall be of no force or effect unless contained in a subsequent written modification signed by the party to be charged. No waiver of any of the provisions of this Assignment shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

O. Governing Law. This Assignment is executed and intended to be performed in the State of Delaware, and the laws of that State shall govern its interpretation and effect.

P. Captions. The captions and section headings used herein are for convenience and for ease of reference only and constitute no part of this agreement or understanding between the parties hereto, and no reference shall be made thereto for the purpose of construing or interpreting any of the provisions hereof.

Q. Survival of Warranties. The warranties and representations, and covenants of the parties hereunder shall survive the transactions contemplated herein.

R. Counterparts. This Assignment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

S. Parties in Interest. Nothing in this Assignment, whether express or implied, is intended to confer any rights or remedies under or by reason of this agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this agreement.

T. Singular, Plural, etc. Whenever the singular number is used herein and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm, partnership, joint venture, trust, estate, or other association.

U. Invalidity. In the event that any condition, covenant, promise, or other provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Assignment and shall in no way affect any other covenant, promise, condition, or other provision herein contained. If such condition, covenant, promise, or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

V. Exhibits and Schedules. All Exhibits and Schedules referred to herein are hereby attached hereto and incorporated herein by this reference with the same force and effect as if fully set forth herein.

W. Agency. Nothing contained in this Assignment shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture of any other association. Each of the parties hereto expressly disclaims any intention to create a partnership, joint venture, or principal-agent relationship.

X. Execution. This Assignment may be executed in duplicate original counterparts. Transmittal of fully executed signature pages to the other party by facsimile shall be deemed to constitute execution, provided original signature pages are simultaneously transmitted to that party by overnight mail.

IN WITNESS WHEREOF, the parties have executed this Agreement as set forth below.

ASSIGNOR:

ELIN CORP




------------------------------------
By:
Its:


BORROWER:

VISEON, INC.




------------------------------------
By:
Its:



ASSIGNEES:


HENRY S. MELLON


------------------------------------



EXIM CORPORATION





------------------------------------
By:
Its:

               Consent and Agreement of Subordinate Secured Party


The undersigned, as a party entitled to receive a proposal under Section 9.620 and 9.621 of the Texas Business and Commerce Code and the Uniform Commercial Code in any applicable jurisdiction, hereby (i) consents to the acceptance of the Accepted Accounts in partial satisfaction of the Loan under such Section
9.620 as more particularly set forth herein, (ii) waives its right to receive a proposal under such Section 9.620 and to object to such acceptance in partial satisfaction under such Section 9.620, (iii) agrees to be bound by the terms and conditions of this Agreement, and (iv) acknowledges the termination of its security interest in the Accepted Accounts under Section 9.622 of the Texas Business and Commerce Code and the Uniform Commercial Code in any applicable jurisdiction.

                                                PURSUIT VENTURES, INC.




                                                --------------------------------
                                                By:
                                                Title:

                                   SCHEDULE 1


The Loan and the Liens are evidenced by the following loan documents:

1. Loan and Security Agreement dated December 5, 2001 2. Schedule to Loan and Security Agreement dated December 5, 2001 3. Amendment to Loan Documents dated December 22, 2002 4. Amendment to Schedule to Loan and Security Agreement dated July 22, 2002 5. Subordination Agreement dated December 5, 2001 6. Limited Waiver and Amendment to Loan Documents dated March 26, 2002
7. Collateral Assignment, Patent Mortgage and Security Document dated December 5, 2001